SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential,  for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                     THERMOGENESIS  CORP.

           (Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11

     1) Title of each class of securities to which transaction applies:
         ________________________________________________________

     2) Aggregate number of securities to which transaction applies:
         _________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
     the  filing  fee  is  calculated  and  how  it  was       determined):
     _______________________________________________________

     4) Proposed maximum aggregate value of transaction: _______________

     5) Total Fee Paid: ____________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid: ___________________
    2) Form, Schedule, or Registration No. _________
    3) Filing Party: _____________________________
    4) Date Filed: ______________________________

                          THERMOGENESIS CORP.
                         3146 Gold Camp Drive
                   Rancho Cordova, California 95670
                            (916) 858-5100









To the Stockholders of THERMOGENESIS CORP.:

      You are invited to attend the Annual Meeting of Stockholders of THERMOGENESIS CORP. ("Company") to be held on February 2, 1998 at 10:00 a.m., PST, at the Sheraton Hotel, located at 11211 Point East Drive, Rancho Cordova, California 95742.

      The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read that material carefully.

      The Proxy Statement contains important information concerning the election of the Board of Directors, approval of an Employee Equity Incentive Plan, and such other matters as may properly come before the meeting, including adjournment of the meeting. I urge you to give these matters your close attention since they are of great significance to the Company and its Stockholders.

      We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person.

      Sincerely,



                                    Philip H. Coelho
                                    Chief Executive Officer



December 10, 1997

                        THERMOGENESIS CORP.
                       3146 Gold Camp Drive
                     Rancho Cordova, CA  95670
                          (916) 858-5100




                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 2, 1998


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THERMOGENESIS CORP., a Delaware corporation ("Company"), will be held on February 2, 1998 at 10:00 a.m. (PST), at the Sheraton Hotel, located at 11211 Point East Drive, Rancho Cordova, California 95742, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

      1. To elect five (5) directors to serve one year terms or until their successors have been elected and qualified;

      2.    To adopt an employee equity incentive plan; and

      3. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

Only Stockholders of record at the close of business on December 8, 1997 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.



                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Charles de B. Griffiths
                                    Secretary

December 10, 1997




YOU ARE CORDIALLY INVITED TO ATTEND THERMOGENESIS CORP.'S ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                         PROXY STATEMENT
                                OF
                        THERMOGENESIS CORP.
                       3146 GOLD CAMP DRIVE
                     RANCHO CORDOVA, CA 95670
                          (916) 858-5100

         INFORMATION CONCERNING THE SOLICITATION OF PROXIES

This Proxy Statement is furnished to the Stockholders of THERMOGENESIS CORP. ("Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held on February 2, 1998 at 10:00 a.m.
(PST), at the Sheraton Hotel, located at 11211 Point East Drive, Rancho Cordova, California 95742, and at any and all adjournments thereof. A copy of the Company's Annual Report for the year ended June 30, 1997 accompanies this Proxy Statement. Only Stockholders of record on December 8, 1997 will be entitled to notice of, and to vote at, the Meeting.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted at the Meeting in accordance with its instructions. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors and "FOR" the approval of proposal 2, and at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any Stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Company written notice of its revocation addressed to Secretary, THERMOGENESIS CORP., 3146 Gold Camp Drive, Ranch Cordova, California 95670, or (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Secretary notice of his or her intention to vote in person prior to submission of any matter to vote.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to Stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees and agents of the Company may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which the Company will also bear.


This Proxy Statement and form of proxy were first mailed to Stockholders on or about December 10, 1997.


                         RECORD DATE AND VOTING RIGHTS

The Company is authorized to issue up to 50,000,000 shares of common stock, par value $0.001, and 2,000,000 shares of preferred stock, par value $0.001. As of November 12, 1997, there were 15,970,919 shares of common stock issued and outstanding. No shares of preferred stock are outstanding. Each share of common stock shall be entitled to one vote on all matters submitted for Stockholder approval, including the election of directors. The record date for determination of Stockholders entitled to notice of and to vote at the Meeting is December 8, 1997. The Company's Certificate of Incorporation does not provide for cumulative voting. Under Delaware law, abstentions and broker non-votes will be counted for purposes of determining quorum to open the meeting, but will not be counted for or against any proposal submitted.

                         PROPOSAL ONE: ELECTION OF DIRECTORS

The Company's Amended and Restated By-laws ("By-laws") currently provide for the annual election of all directors. The authorized number of directors of the Company is stipulated in Article III, Section 2 of the Company's Bylaws as not less than three (3) nor more than seven (7). The Board of Directors has fixed the number of directors to be elected at the annual meeting at five (5), pursuant to the authority vested in them by the Bylaws.

In the event that any of the nominees should unexpectedly decline or be unavailable to act as a director, the enclosed proxy may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate any person in addition to, or in lieu of, those named below.

NOMINEES FOR DIRECTOR

The following table sets forth the persons nominated by the Board of Directors for election as directors and certain information with respect to those persons.


NOMINEE                  AGE       DIRECTOR          COMMON STOCK       PERCENT
                                    SINCE            OWNERSHIP{(1)}     OWNERSHIP
Philip H. Coelho         53         1986              584,500{(2)}       3.42%
Chief Executive
Officer

James Godsey             46          N/A               66,667{(3)}         *%
President & Chief
Operating Officer

Charles de B.Griffiths   47          1989              507,500{(4)}        2.97%
V.P. Marketing & Sales,
Corporate Secretary

Patrick McEnany          50          1997              105,829{(5)}         *%

Hubert Huckel, M.D.      66          1997               47,000{(6)}         *%

Officers and Directors
as a group (7)                                       1,481,496{(7)}        8.68%

Footnotes to Table
 *    Less than 1%.
{(1)} For  computation  purposes,  the  ownership  includes  only  options exercisable, as adjusted for the June 14, 1996 one-for-two stock consolidation, on or before November 25, 1997. The total outstanding includes shares assumed exercised for percentage ownership computation.
{(2)} Includes rights to purchase 175,000 common shares at $2.32 per share and
      200,000 common shares at $2.125 per share pursuant to stock options granted December 31, 1993, and October 23, 1995, respectively, and 50,000 common shares granted on May 29, 1996 and repriced on April 2, 1997 at $2.3125 per share.
{(3)} Includes  rights  to purchase 200,000 common shares at $2.969 per  share pursuant to stock options granted on November 24, 1997 of which only 66,667 are vested and immediately exercisable.
{(4)} Includes rights to purchase 125,000 common shares at $2.32 per share and
      100,000 common shares at $2.125 per share pursuant to stock options granted December 31, 1993 and October 23, 1995, respectively. Also includes 257,500 common shares held by the Beaufort Trust for the benefit of Mr. Griffiths. Although he is the beneficiary of the trust, Mr. Griffiths has no voting or dispositive power over the 257,500 shares held in trust.
{(5)} Includes rights to purchase 40,000 shares at $3.3125 per share pursuant to stock options granted on May 29, 1997. Also includes 25,829 shares owned by Equisource Capital of which Mr. McEnany is the sole shareholder and 2,500 shares owned by Mr. McEnany's wife, however, Mr. McEnany disclaims beneficial ownership of the shares owned by his wife.

{(6)} Includes rights  to purchase 40,000 shares at $3.3125 per share pursuant to stock options granted on May  29, 1997.
{(7)} Includes rights to purchase 120,000 shares at $2.3125 per share pursuant to stock options granted to David Adams, V.P. Business Development, on April 2, 1997 and rights to purchase 50,000 shares at $2.3125 per share pursuant to stock options granted to Michael Zmuda, V.P. Regulatory Affairs, on April 2, 1997.


BACKGROUND OF NOMINEES.

The following is the business background for director nominees of the Company:

PHILIP H. COELHO was named President of the Company on September 1989, and currently serves as Chief Executive Officer and Chairman of the Board. From October 1986 to September 1989, Mr. Coelho was Vice President and Director of Research, Development and Manufacturing. Mr. Coelho was President of Castleton, Inc. from October 1983 until October 1986. Castleton developed and previously licensed the Insta Cool Technology to the Company. Mr. Coelho has a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis, and is the inventor or co-inventor on all of the Company's patents.

JAMES H. GODSEY, PH.D. joined the Company as its new President and Chief Operating Officer in November 1997. Previously, Dr. Godsey was with Dade MicroScan, a division of DADE BEHRING INC., where he was Vice President of Planning and Technology Integration, responsible for technology assessment activities, including the evaluation and acquisition of other medical device companies and medical device products. Dr. Godsey also served as Product Line General Manager of Dade MicroScan Inc. and Bartels Diagnostics Inc. from August 1993 to June 1995, overseeing annual product sales of $150 million and served as Vice President of Research & Development from February 1987 to August 1993. Dr. Godsey received his Doctorate in Bacterial Physiology from St. John's University in New York, a Masters of Science in Bacterial Physiology from the University of Missouri, a Bachelor of Science from Southeast Missouri State University and is a candidate for a Masters of Business Administration from the University of Phoenix.

CHARLES DE B. GRIFFITHS was elected to the Board of Directors in December 1989, became Director of International Sales in January 1990 and currently serves as V.P. of Marketing and Sales. He is a Chartered Accountant and holds a degree in Economics from the University of Manchester, U.K. From January 1980 until December 1987 he was the Managing Director of a number of successful overseas manufacturing subsidiaries of the Cloride Group, including a $25,000,000 joint venture with the government of Egypt which he steered to profitability in its first year of operation. In his last appointment with Cloride he was in charge of the Scandinavian manufacturing operations based in Denmark and was concurrently responsible for all European automotive marketing activities. Mr. Griffiths is an internationally oriented businessman with appropriate experience in industrial marketing and manufacturing enhanced by studies at Harvard and Cranfield Bus consulting practice in the United Kingdom from January 1988 until December 1989.

PATRICK MCENANY has been the President of Royce Laboratories since June 1991 and its Chairman since February 1994. In April 1997, Royce Laboratories merged with and became a subsidiary of Watson Pharmaceuticals, Inc. Mr. McEnany continues to serve as President of Royce Laboratories as well as the V.P. of Corporate Development for Watson Pharmaceuticals, Inc. From 1973 to 1985, Mr. McEnany was the President, Chief Executive Officer and Chief Financial Officer of Zenex Synthetic Lubricants, Inc. ("Zenex"), a company engaged in the distribution of synthetic lubricants. In February 1985, Zenex merged with Home Intensive Care, Inc. ("HIC"), a provider of home infusion therapy services and Mr. McEnany continued to serve as a director and chairman of the audit committee until HIC was acquired by WR Grace & Co. in 1993. From December 1984 through 1991, Mr. McEnany also served as the President of Equisource Capital, Inc., a consulting company in the areas of corporate finance and investment banking. He currently serves as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. Mr. McEnany was a director of the Company in 1991.

HUBERT E. HUCKEL, M.D. currently serves as a member of the Board of Directors of Sano Corp., a Florida based company active in the field of transdermal delivery systems for prescription drugs, and for Titan Pharmaceuticals, a South San Francisco based company providing biotechnology products for the treatment of neurological diseases and malignancies. In 1964, Dr. Huckel joined Hoechst A.G., a Frankfurt, Germany based chemical-pharmaceutical company ranking in the top 5 of such companies world wide. Dr. Huckel later moved to Hoechst U.S. subsidiaries in 1966 where he held various operations and executive management positions, advancing to Chairman of Hoechst Roussel Pharmaceutical, Inc., president of the Life Sciences Group, and member of the Executive Committee at Hoechst Celanese Corp., a Fortune 100 company. Dr. Huckel earned his medical degree from the University of Vienna, Austria, in 1956.


VOTE REQUIRED

A plurality of votes of the shares of common stock present or represented and voting at the meeting is required to elect the nominees submitted.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.



              PROPOSAL TWO: APPROVAL OF EQUITY INCENTIVE PLAN

The Company believes it to be in the best interests of the Company and its employees to adopt an equity incentive plan ("Plan") in order to attract and retain experienced and qualified personnel. There will be 798,000 shares underlying the Plan.

The following is a summary of the principal provisions of the Plan. This summary is not intended to be a complete description of all terms and provisions of the Plan. A complete copy of the Plan is attached hereto as Exhibit A.

ADMINISTRATION.   The  Plan  is  administered  by  the  Compensation  Committee consisting or two or more disinterested Board members ("Committee"). The Committee is responsible for the operation of the Plan and, subject to the terms thereof, makes all determinations regarding (i) participation in the Plan by employees of the Company or subsidiaries and (ii) the nature and extent of such participation. The interpretation and construction of any provisions of the Plan by the Committee shall be final. The Board may at any time remove a Committee member and appoint a successor, provided the successor is a disinterested Board member.

Committee members shall serve without compensation, unless otherwise determined by the Board, provided that the Company shall pay the expenses of such members incurred in the administration of the Plan, subject to approval of the Board. Currently, the Board has directed that each Committee member receive $500 for each meeting attended in person ($250 if by telephonic conference).

ELIGIBILITY. The Plan provides for the grant of Incentive Stock Options ("ISO"), within the meaning of the Internal Revenue Code of 1986, as amended ("Code") to employees of the Company, including directors and officers who are also employees ("Participants"). All other awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company; provided such consultants, contractors and advisors render bona fide services in connectition with the Company's operations.

TERMS OF OPTIONS. Each option will be evidenced by an Award Agreement between the Company and the Participant to whom such option may be granted which will expressly identify the option as an ISO or a Non-qualified Stock Option ("NQSO"). Options granted under the Plan shall have a term of up to 5 years, and no ISO granted to a person who directly or by attribution owns more than 10% of the total combined voting power of stock of the Company will be exercisable after the expiration of 5 years from the date the ISO is granted, as determined by the Committee, and shall be subject to the following additional terms and conditions.

EXERCISE OF OPTIONS. Options shall become exercisable during a period or during such periods as the Committee shall determine and may be specifically conditioned upon achieving specified events. An option may be exercised by giving written notice in the form of a stock option exercise agreement ("Exercise Agreement") to the Company, specifying the number of full shares to be purchased, the restrictions imposed on the shares purchased under the Exercise Agreement, if any, and such representations and agreements regarding Participants investment intent and access to information, if any, as may be required to comply with applicable securities laws and tendering payment to the Company of the purchase price. The Committee may, in its discretion, allow a participant to pay the option price by other methods permitted by law as determined by the Committee, including by execution of a promissory note evidencing the debt on such terms and conditions determined by the Committee bearing interest at a rate sufficient to avoid imputation of income under
<section><section> 483 and  1274 of the Code. However, Participants who are not
employees or directors of the Company will not be entitled to purchase shares with a promissory note.

OPTION EXERCISE PRICE. The option price will be determined by the Committee on the date the options are granted and may not be less than 85% of the fair market value of the shares on the date of grant; provided that the exercise price of an ISO will not be less than 100% of the fair market value of the shares on the date of grant and the exercise price of an ISO granted to a 10% shareholder will not be less than 110% of the fair market value of shares on the date of grant.

TERMINATION OF STATUS AS AN EMPLOYEE OR DIRECTOR. If the Participant ceases to serve as an employee, officer or director of the Company, the options held by the optionee may be exercised within 90 days after the date he ceases to be an employee, officer or director as to all or parercise at the date of such termination and after such 90-day period all unexercised options shall terminate. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired. The Committee, in its discretion may lengthen the period of time up to 5 years after the Termination Date, however, any exercise beyond 3 months of the Termination Date shall be deemed an NQSO.

DEATH OR DISABILITY. If a Participant is terminated due to death or disability, the options held by the Participant may be exercised by the Participant or Participant's legal representative or authorized assignee at any time within 12 months after the death or disability and shall terminate thereafter. If a Participant should die within three months after ceasing to serve as an employee, officer or director of the Company, the options may be exercised within 12 months after the death to the extent the option was exercisable on the date of such death. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired. The Committee, in its discretion, may lengthen the term up to 5 years, however, any exercise after 12 months from the Termination Date shall be deemed an NQSO.

SUSPENSION OR TERMINATION OF OPTIONS. No option shall be exercisable by any person after its expiration date. If the Committee reasonably believes that a participant has committed an act of misconduct, the Committee may suspend the Participant's right to exercise any option pending a final determination by the Committee. If the Committee determines that a Participant has committed an act of theft, embezzlement, fraud, dishonesty, or breach of fiduciary duty, such options may be immediately terminated. In making such a determination, the Committee shall act fairly and in good faith and shall give the Participant an opportunity to appear and present evidence on the Participant's behalf at a hearing before the Committee. The determination of the Committee shall be final and conclusive unless overruled by the Board of Directors.

NONTRANSFERABILITY OF OPTIONS. Awards are not transferable or assignable other than by will or the laws of descent and distribution, and are exercisable only by the Participant during his or her lifetime or, in the event of death, by the executors, administrators, legatees or heirs of his or her estate during the time period provided above.

HOLDING REQUIREMENTS. To the extent required by Rule 16b-3, as promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, all participants who are officers or directors of the Company shall not be entitled to transfer any shares of common stock received upon the exercise of the options granted under the Plan for a period of six months from the date the options were granted.

OTHER PROVISIONS. The Award Agreement may contain such other terms, provisions and conditions not inconsistent with the Plans as may be determined by the Committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of the proposed dissolution or liquidation of the Company, any and all outstanding awards may be assumed converted or replaced by the successor corporation, if any, which conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to shareholders, the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation. In the event such successor corporation, if any, refuses to assume or substitute awards, such awards will expire on such transaction at such time and on such conditions as the Board will determine.

RESTRICTED STOCK. The Committee in its discretion may impose restrictions on the stock award, and may provide for the lapse of such restrictions in installments and may waive or accelerate such restrictions, based on criteria determined by the Committee.

STOCK BONUS. At the discretion of the Committee, a stock bonus may be awarded for services rendered to the Company. The award of shares may be in Restricted Stock. The Committee may award more than 1 stock bonus to a Participant and each award may be subject to different performance criteria. If a Participant is terminated during a performance period, such Participant will be entitled to payment (whether in shares, cash, or otherwise) with respect to the stock bonus only to the extent earned as of the termination date in accordance with the Performance Stock Bonus Agreement, unless determined otherwise by the Committee.

AMENDMENT AND TERMINATION. The Board of Directors may amend the Plan at any time or from time to time; provided, however, that the Board will not, without the approval of the shareholders of the Company, amended this Plan in any manner that requires such shareholder approval pursuant to the Code or the regapply to ISO plans.


VOTE REQUIRED

The affirmative vote of the majority of shares present or represented and voting at the Meeting is required to approve Proposal Two.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 1998 EQUITY INCENTIVE PLAN WITH 798,000 SHARES AVAILABLE TO BE GRANTED UNDER THE PLAN.



          EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table sets forth certain information with respect to executive officers of the Company at fiscal year end.

NAME                  POSITIONS WITH THE COMPANY     AGE    OFFICE HELD SINCE

Philip H. Coelho      Chief Executive Officer         54        1989{(1)}

Walter J. Ludt        Chief Operating Officer         54        1995{(2)}

Charles Griffiths     V.P. Marketing and Secretary    48        1990

David C. Adams        V.P. Business Development
                      and General Counsel              40       1996

NAME                  POSITIONS WITH THE COMPANY      AGE    OFFICE HELD SINCE

Michael Zmuda, PhD    V.P. Regulatory Affairs
                      and Quality Systems              60        1997

Roger Kane            Director of Resrch and Develop   50        1996

Renee Ruecker         Director of Finance              33        1997

NOTES TO TABLE

{(1)} Prior  to  becoming  President,  Mr. Coelho served as Vice President and
      Director of Research, Development and Manufacturing from October 1986 to September 1989.
{(2)} Mr. Ludt resigned from his position as Chief Operating Officer in November 1997.

Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. Messrs. Coelho, Griffiths, Adams, Zmuda and Dr. Godsey have entered into employment agreements with the Company. There is no family relationship between any of the officers and directors. Mr. Coelho is a member of the Board of Directors of Patient Education Media, Inc. Mr. McEnany is currently a member of the Royce Laboratories Board of Directors and Dr. Huckel is a member of the Sano Corporation and Titan Pharmaceuticals, Inc. Board of Directors.

The biographies of Messrs. Coelho, Griffiths and Dr. Godsey can be found on page 3.

Mr. Ludt rejoined the Company as its Chief Operating Officer and V.P. in February 1995. In November 1997, he resigned his position as Chief Operating Officer, Vice President and Director of the Company. From March 1994 until February 1995, Mr. Ludt was a consultant (acting Chief Financial Officer) to the Omohundro Company, a manufacturer of state of the art carbon fiber spars for sail boats, where he was instrumental in raising $5,000,000 in capital and restructuring $2,500,000 in bank debt. From June 1992 to February 1994, Mr. Ludt was Vice President and Chief Financial Officer of Protel Technology, a developer and marketer of sophisticated EDA software. Prior to June 1992, Mr. Ludt was a Director, Chief Financial Officer, and Secretary of the Company. Mr. Ludt holds a Bachelor of Science Degree in Business/Accounting from California State University at Long Beach.

Mr. Adams joined the Company at the end of November 1996 as General Counsel, and filled the newly created position of V.P. of Business Development. Prior to joining the Company, Mr. Adams was in private practice representing public and private corporations in the areas of intellectual property, corporate finance, mergers and acquisitions, and regulatory matters. Mr. Adams received his Bachelor of Arts Degree in Psych Distinction, from the University of Colorado, Colorado Springs in 1984, and his Juris Doctorate, with Distinction, from the University of the Pacific, McGeorge School of Law in 1988.

Dr. Zmuda joined the Company in February 1997 as V.P. of Regulatory Affairs and Quality Systems. After serving as Assistant Professor of Pharmacology at Southern Illinois University School of Medicine for five years, Dr. Zmuda worked at Baxter-Travenol Laboratories, CD Medical, Inc., and American Sterilizer Company ("AMSCO"). Prior to joining the Company, Dr. Zmuda held the position of Director of Regulatory Affairs at AMSCO from 1989 through 1996 when AMSCO merged with Steris Corporation. Dr. Zmuda received his Bachelor of Arts Degree in Psychology in 1969, and his Physical Doctorate in Pharmacology in 1975, both from the University of Minnesota.

Mr. Kane joined the Company in December 1996 as Director of Research and Development. Previously he worked as the Director of Product Development and Manufacturing for Integrated Surgical Systems, a position he had held since 1994. From 1993 through 1994, Mr. Kane was a private Consultant to a start-up business that had designed a proprietary anesthesia delivery system, and from 1986 through 1993, Mr. Kane served as V.P. of Engineering for Bear Medical Systems in Southern California. Mr. Kane received his Bachelor of Science Degree in Electrical Engineering from Ohio State University in 1970 and his Masters Degree in Business Administration from the University of Wisconsin in 1984.

Ms. Ruecker joined the Company in August 1997 as Director of Finance. Prior to joining the Company, Ms. Ruecker was a manager in the Audit and Business Advisory Department at Price Waterhouse LLP. Her clients included a number in the science and health industries. A Certified Public Accountant, Ms. Ruecker received her Bachelor of Arts Degree in Business Administration from the California Polytechnic State University in San Luis Obispo.

CERTAIN LEGAL PROCEEDINGS

Except for Mr. McEnany, none of the executive officers or directors has been involved in any material legal proceeding within the past five years. While Chairman and President of Royce Laboratories (1991 - 1997), Mr. McEnany responded to a formal investigation by the Securities and Exchange Commission against Royce Laboratories and its officers and directors related to certain of Royce Laboratories' disclosure in February 1993. The matter was resolved in May 1996 when Royce Laboratories and Mr. McEnany entered into a settlement with the SEC, without admitting or denying that a violation of the securities laws had occurred. As part of the settlement, Royce Laboratories and Mr. McEnany consented to a civil injunction requiring that they comply with the federal securities laws in the future. The Company does not believe that the substance of the consent decree or the injunction will affect Mr. McEnany's ability as a director of the Company.

BOARD MEETINGS

During the fiscal year ended June 30, 1997, the Board took action 24 times, by meeting or consent. All directors were either present at the meeting or consented in writing to the action. The Compensation Committee also took action on 4 occasions, by meeting or consent, during the fiscal year ended June 30, 1997. All members of the Compensation Committee were present or consented to the actions in writing. The Audit Committee met once, and all members of that committee were present at the meeting.

BOARD COMMITTEES

The Company currently has a Compensation Committee, an Executive Committee and an Audit Committee.

At  fiscal  year  end,  the  Audit  Committee  consisted  of  two  non-employee
directors,  Patrick  McEnany  and  Dr.  Hubert  Huckel.   The  Audit  Committee
coordinates and oversees the Company audit performed by outside auditors.

The Compensation Committee consisted of two non-employee directors, Patrick McEnany and Dr. Hubert Huckel. The Compensation Committee reviews and approves the executive compensation policies and determines employee option grants. The following report submitted by the Compensation Committee describes the compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended June 30, 1997.

                COMPENSATION OF THERMOGENESIS CORP. MANAGEMENT

The Compensation Committee ("Committee") of the Board of Directors is responsible for the Company's compensation, benefits, and stock option grants for executive officers. The Committee is composed entirely of independent outside directors. The following is the Committee's report on executive compensation.

                REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

Compensation Philosophy

The Committee continues to emphasize the important link between the Company's performance, which ultimately benefits all shareholders, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to closely align the interests of the shareholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Company currently uses three integrated components - Base Salary, Incentive
Compensation and Stock Options - to achieve these goals. More recently, the Committee has begun to focus more on principles of pay for performance and stock ownership, through option grants, to provide adequate incentive for completing tasks and operational hurdles the Company is facing. The following outlines the overall compensation components.

      Base Salary

The Base Salary component of total compensation is designed to compensate executives competitively within the industry and the marketplace. The Committee reviewed and approved an employment agreement for Mr. Adams in December 1996, Dr. Zmuda in February 1997, and Dr. Godsey in November 1997. Base Salaries of the executive officers are established by the Committee based upon Committee compensation data, the executive's job responsibilities, level of experience, individual performance and contribution to the business. Executive officer salaries have been targeted at slightly below average rates paid by competitors and other public companies in the area. In order to evaluate the Company's competitive posture in the industry, the Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other public companies in the Sacramento area and Northern California generally. The competitive information was obtained from published reports and proxy statements prepared by those companies. In making base salary decisions, the Committee exercised its discretion and judgment based upon the above-mentioned factors and did not apply any specific formula to determine the weight of any one factor.

      Incentive Bonuses

The Incentive Bonus component of executive compensation is designed to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. Messrs. Coelho and Griffiths are entitled to receive up to one half of one percent of the Company's net profits, provided however, that such incentive compensation does not exceed ten percent of the executive officer's annual Base Salary, i.e., no more than $12,000 - $15,000. Dr. Godsey was provided with an initial bonus of $50,000 upon joining the Company to entice him to join the Company immediately, and his contract provides for a discretionary bonus of up to 35% of his base salary which will be determined by the Committee based on performance criteria and Company performance during the year.

      Long Term Incentives

The Committee provides the Company's executive officers with long-term incentive compensation in the form of stock option grants under the Company's Amended 1994 Stock Option Plan. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant, except for the repricing of options granted to Messrs. Coelho and Ludt on May 29, 1996 which were repriced on April 2, 1997. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Stock Options granted in prior years are also taken into consideration.

In conclusion, the Committee believes that the Company's current needs and the competitive local market warrant the compensation packages approved for the executive officers to date.

                                    Respectfully Submitted,
                                    THERMOGENESIS CORP. COMPENSATION COMMITTEE

                                    Hubert Huckel, M.D., Chairman
                                    Patrick McEnanay

EXECUTIVE COMPENSATION

The following table sets forth the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.

                          SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                                                                       OTHER AL
NAME AND PRINCIPAL                                                     ANNUAL           RESTRICTED STOCK    OPTIONS GRANTED
POSITION                 YEAR          SALARY            BONUS         COMP.            AWARD(S)
Philip H. Coelho,        1995        $ 110,000            $ 0          $ 27,296{(1)}    $ 0                     -0-
President & CEO          1996        $ 110,000            $ 0          $ 27,296{(2)}    $ 0                  250,000{(4)}
                         1997        $ 160,000            $ 0          $ 52,764{(3)}    $ 0                     -0-

Charles deB Griffiths    1995        $  80,000            $ 0          $ 12,000{(5)}    $ 0                     -0-
V.P. Marketing/Sales     1996        $ 110,000            $ 0          $ 21,512{(6)}    $ 0                   100,000{(8)}
                         1997        $ 120,000            $ 0          $ 31,781{(7)}    $ 0                     -0-

Walter J. Ludt, III,     1995        $  80,000            $ 0          $ 7,200{(9)}     $ 0                     -0-
Chief Operating Officer  1996        $ 100,000            $ 0          $ 14,253{(10)}   $ 0                  150,000{(12)}
Chief Financial Officer  1997        $ 120,000            $ 0          $  9,600{(11)}   $ 0                     -0-

{(1)} Represents payments of $7,200 annual automobile allowance and $20,096 in accrued vacation pay.

{(2)} Represents payments of $7,200 annual automobile allowance and $20,096 in accrued vacation pay.

{(3)} Represents payments of $12,000 annual automobile allowance and $40,764 in accrued vacation pay.

{(4)} Includes 200,000 stock options granted on October 23, 1995, and 50,000 stock options granted on May 29, 1996 which were repriced on April 2, 1997 to $2.3125 per share.

{(5)} Represents payments of $12,000 annual automobile allowance.

{(6)} Represents payments of $9,000 annual automobile allowance and $12,512 in accrued vacation pay.

{(7)} Represents payments of $9,600 annual automobile allowance and $22,781 in accrued vacation pay.

{(8)} Includes replacement option of 100,000.

{(9)} Represents payments of $7,200 annual automobile allowance.

{(10)}Represents payments of $8,100 annual automobile allowance and $6,153 in accrued vacation pay.

{(11)}Represents payments of $9,000 annual automobile allowance.

{(12)}Includes 100,000 stock options granted on October 23, 1995, and 50,000 stock options granted on May 29, 1996 which were repriced on April 2, 1997 to $2.3125 per share.
______________________

EMPLOYMENT AGREEMENTS

In June 1996, the Company and Mr. Coelho entered into a new employment agreement whereby Mr. Coelho agreed to serve as President and Chief Executive Officer of the Company and receive compensation equal to $160,000 per year and a $800 per month automobile allowance, subject to annual increases as may be determined by the Board of Directors. The employment agreement may be terminated by Mr. Coelho or by the Company with or without cause. In the event Mr. Coelho is terminated by the Company without cause, Mr. Coelho will be entitled to receive severance pay equal to the greater of six months of his annual salary or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Coelho is terminated other than "for cause" upon a change of control, Mr. Coelho shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or
(iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 1999. In November 1997, Mr. Coelho resigned his position as President.

In June 1996, the Company and Charles de B. Griffiths entered into a new employment agreement whereby Mr. Griffiths agreed to serve as Vice-President of Marketing and Sales of the Company and receive compensation equal to $120,000 per year and a $750 per month car allowance, subject to annual increases as may be determined by the Board of Directors. The employment agreement may be terminated by Mr. Griffiths or by the Company with or without cause. In the event Mr. Griffiths is terminated by the Company without cause, Mr. Griffiths will be entitled to receive severance pay equal to the greater of six months of his annual salary, or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Griffiths is terminated following a change of control, Mr. Griffiths shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 1999.

In June 1996, the Company and Walter J. Ludt, III entered into an employment agreement whereby Mr. Ludt agreed to serve as Chief Operating Officer and Chief Financial Officer of the Company and receive compensation equal to $120,000 per year and a $750 per month car allowance, subject to annual increases as may be determined by the Board of Directors. The employment agreement may be terminated by Mr. Ludt or by the Company with or without cause. In the event Mr. Ludt is terminated by the Company without cause, he will be entitled to receive severance pay equal to the greater of six months of his annual salary, or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Ludt is terminated following a change of control, he shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined he issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 1999. In November 1997, Mr. Ludt resigned his positions of Chief Operating Officer, Chief Financial Officer and Director of the Company. Pursuant to a severance agreement with the Company, Mr. Ludt terminated his employment and will receive additional compensation and payment of premiums for medical benefits equal to his current salary and benefits for a period of nine months from January 1, 1998.

In  December  1996, the Company  and  Mr.  Adams  entered  into  an  employment agreement whereby Mr. Adams agreed to serve as Vice President of Business Development and General Counsel of the Company and receive compensation equal to $110,000 per year and a $650 per month automobile allowance, subject to annual increases as may be determined by the Board of Directors. The employment agreement may be terminated by mutual consent of the Company and Mr. Adams or by the Company with or without cause. In the event Mr. Adams is terminated by the Company without cause, Mr. Adams will be entitled to receive severance pay equal to the greater of six months of his annual salary, excluding any amounts for benefits or automobile allowance or an amount equal to the then current per month Base Salary multiplied by the number of calendar months remaining in the Agreement. In addition, the employment agreement provides that in the event Mr. Adams is terminated other than "for cause" upon a change of control, Mr. Adams will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in November 1999.

In February 1997, the Company and Michael Zmuda entered into an at-will employment agreement whereby Dr. Zmuda agreed to serve as Vice President of Regulatory Affairs and Quality Systems of the Company and receive compensation equal to $90,000 per year and a $850 per month automobile allowance, subject to annual increases as may be determined by the Board of Directors. The employment agreement may be terminated by the Company with or without cause. In addition, the employment agreement provides that in the event Dr. Zmuda is terminated other than "for cause" upon a change of control, he will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or
(iii) the acquisition of the Company in a merger or other business combination.

In November 1997, the Company entered into an employment agreement with Dr. Godsey whereby Dr. Godsey agreed to serve as President and Chief Operating
Officer and receive compensation equal to $160,000 and a $500 per month automobile allowance, subject to annual increases as may be determined by the Board of Directors. Dr. Godsey is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Dr. Godsey shall receive an initial bonus of $60,000 at the end of the first anniversary of the employment agreement and thereafter, bonuses shall not exceed thirty-five percent of his base salary in effect for that given year. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Dr. Godsey. In addition, the employment agreement provides that in the event Dr. Godsey is terminated other than "for cause" upon a change of control, Dr. Godsey will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in November 2000.

OPTIONS GRANTED IN LAST FISCAL YEAR

No options were granted to named executive officers during the last fiscal year, however, the following options were repriced during the fiscal year ended June 30, 1997. The repricing was to compensate those officers for entering into lock-up agreements during financing in the 1996 fiscal year, which resulted in the expiration of significant options exercisable at $0.53 per share. All option grants and values have been adjusted to reflect the one-for-two stock consolidation effected by the Company on June 14, 1996. No officers or directors exercised any options during the year.

                               INDIVIDUAL GRANTS

                                     Percent of
                                     Total
                    Number of        Granted to                                        Potential Realized Value at
                    Securities       Employees                                         Assumed Annual Rates of Stock
                    Underlying       in Fiscal        Exercise Base                    Price Appreciation for
                    Options          Year             Price ($/sh)    Expiration       Term
Director            Granted                                           Date             10%($){(1)}     5%($){(1)}
Philip Coelho         50,000           4.2%           $ 2.3125{(2)}    5/29/01          $  31,947       $  70,589
Walter Ludt           50,000           4.2%           $ 2.3125{(3)}    5/29/01          $  31,947       $  70,589

FOOTNOTES TO TABLE
{(1)}The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future common stock prices, or actual performance.
{(2)}Options were repriced on April 2,1997 to $2.3125.
{(3)}Options were repriced on April 2, 1997 to $2.3125.

                        TEN-YEAR OPTIONS/SAR REPRICINGS




                               Number of                                                             Length of
                               Securities                                                            Original Option
                               Underlying                            Exercise Price at               Term Remaining at
                               Options/ SARs     Market Price of     Time of Repricing               Date of Repricing
                               Repriced or       Stock at Time of    or Amendment      New Exercise  or Amendment
                               Amended           Repricing or                          Price
Name              Date                           Amendment
Philip Coelho     4/2/97       50,000            $2.3125             $4.50             $2.3125       4 years 57 days
Walter Ludt       4/2/97       50,000            $2.3125             $4.50             $2.3125       4 years 57 days



AGGREGATED OPTION EXERCISES  IN  LAST  FISCAL  YEAR  AND FISCAL YEAR-END OPTION
VALUES

The following table sets forth executive officer options exercised and option values for fiscal year 1997, as adjusted for the Company's one-for-two stock consolidation effected June 14, 1996, for all fiscal year executive officers.





                                                 Number of options    Value of Unexercised
                                                 at FY end            Options at FY End
                   Shares Acquired    Value      (Exercisable/        (Exercisable/
NAME               OR EXERCISED       REALIZED    UNEXERCISABLE)       UNEXERCISABLE){(1)}
Philip H. Coelho        -              -           425,000/            $ 235,275/
                                                         -0-                   $ -0-

Charles de B.
       Griffiths        -              -           225,000/            $ 123,225/
                                                         -0-                   $ -0-

Walter Ludt, III        -              -           183,333/            $  89,000/
                                                         -0-                   $ -0-

FOOTNOTES TO TABLE

{(1)}    Based on June 30, 1997 year end closing bid price of $2.781 per share.

DIRECTORS COMPENSATION

All directors who are not employees of the Company are paid a meeting fee of $1,000 per Board meeting attended in person ($500 for attendance by telephonic conference). In addition, members of the Board's Compensation Committee receive $500 per meeting attended in person ($250 for attendance by telephonic conference) and options to purchase 4,000 shares of common stock upon completion of each full year of service on such Committee pursuant to the Amended 1994 Stock Option Plan. Members of the Audit and Executive Committees receive $500 per meeting in person ($250 for attendance by telephonic conference).


THE AMENDED 1994 STOCK OPTION PLAN

The Company's Amended 1994 Stock Option Plan (the "Plan") was originally approved by the Company's stockholders in January 1995 and amended at the Annual Meetings on May 29, 1996 and May 29, 1997. A total of 1,450,000 (post-consolidation) shares were approved by the stockholders for issuance under option agreements, subject to the Plan.

The Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.

As of June 30, 1997, 404,000 options had been granted under the Plan during the fiscal year. In addition, after June 30, 1997, options to purchase 364,000 shares of common stock were issued under the Plan to certain employees in connection with normal employment practice, with exercise prices ranging from $1.90 to $3.75 per share. In addition, 525,000 options were granted outside of the Plan pursuant to employment agreements, normal employment practice and consulting arrangements.



PRINCIPAL STOCKHOLDERS

The Company is not aware of any stockholder of record who owns five percent (5%) or more of the outstanding common stock, and the Company has not received any Form 13d filings which would indicate that any stockholder owns beneficially more than five percent (5%) or more of the Company's common stock. The table on page 2 of this proxy statement sets forth, as of November 12, 1997, certain information with respect to the beneficial ownership of shares of the Company's common stock by all directors and executive officers of the Company individually, and all directors and all executive officers of the Company as a group. As of November 12, 1997, there were 15,970,919 shares of common stock outstanding.

                   FIVE YEAR COMMON STOCK PERFORMANCE GRAPH

The following graph compares the performance of the Company's common stock during the period June 30, 1992 to June 30, 1997 with Nasdaq Stock Market Index and the Company's peer group of Nasdaq stocks.

The graph depicts the results of investing $100 in the Company's common stock, and the identified index at closing prices on June 30, 1992.




                    [Insert Graph of Stock Performance]
















                                 Graph Legend
SYMBOL     CRSP TOTAL RETURNS INDEX FOR:  06/30/92    06/30/93  06/30/94  06/30/95  06/30/96  06/30/97
           THERMOGENESIS CORP.            100.0        300.0     145.5     227.3     313.6     202.3
 . . . _    Nasdaq Stock Market
            (US Companies)                100.0        125.8     127.0     169.5     217.6     264.6
_ _ _ _    Nasdaq Stocks SIC
            3580-3589 US
            Companies - Refrigeration
            and Service Industry
            Machinery                      100.0        115.5    141.3      156.5    190.2     212.5

NOTES TO PERFORMANCE GRAPH:
      A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
      B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
      C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
      D. The index level for all series was set to $100.0 on 06/03/92.

                                      -15-

There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above.
The market price of the Company's common stock in recent years has fluctuated significantly and it is likely that the price of the stock will fluctuate in the future. The Company does not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by the Company to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission, and (iii) to be incorporated by reference in any filings by the Company under the Securities Act of 1933, or the Securities
Exchange Act of 1934.


CERTAIN RELATED TRANSACTIONS

In May, 1997, the Company loaned the principal sum of  $88,281,25 to Charles de
B. Griffiths, the Company's Vice President of Marketing and Sales and a director of the Company, to assist with the purchase and renovation of a residence in connection with Mr. Griffiths relocation to the Company's Rancho
Cordova office from France, where he previously resided. The loan bears simple interest at the annual rate of eight percent (8%), and is due and payable upon demand, and in no event later than February 1998. The loan was fully secured by shares of common stock held by Mr. Griffiths at the time of the loan, and was entered into to assist Mr. Griffiths relocate without needing to sell shares of the Company's common stock beneficially owned by him.


COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission ("Commission"), directors and officers of the Company timely filed all required reports pursuant to Section
16(a) of the Securities Exchange Act of 1934 except for the late filing of Form
3 by Dr. Zmuda, V.P. Regulatory Affairs, due to travel and relocation.



                                 OTHER MATTERS

RELATIONSHIP WITH INDEPENDENT AUDITORS

The Company has retained the firm of Ernst & Young LLP as independent  auditors of the Company for the fiscal year ending June 30, 1998.  The Company expects a representative  of  Ernst  &  Young LLP to be present at the Annual Meeting  of
Stockholders  and  the representative  will  have  an  opportunity  to  make  a
statement if he desires  to  do  so.   Such representative will be available to
respond to appropriate questions.


TRANSFER AGENT

The  American Securities Transfer and Trust,  Inc.  located  at  1825  Lawrence
Street, Suite 444, Denver, CO  80202-1817, phone (303) 234-5300, fax (303) 234-
5340 is the transfer agent for the Company's common stock.


ACTION ON OTHER MATTERS

The Board  of  Directors  of the Company knows of no other matters that may, or
are likely, to be presented  at  the  Meeting.   However,  in  such  event, the
persons  named in the enclosed form of proxy will vote such proxy in accordance with their  best  judgement in such matters pursuant to discretionary authority granted in the proxy.

                                     -16-

STOCKHOLDER PROPOSALS

Stockholder proposals to be included in the Company's Proxy Statement and Proxy for its 1998 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission ("SEC") and must be received by the Company no later than August 10, 1998.


ADDITIONAL INFORMATION

EACH  STOCKHOLDER HAS RECEIVED THE COMPANY'S 1997 ANNUAL REPORT CONTAINING  THE
COMPANY'S  1997  AUDITED  FINANCIAL  STATEMENTS,  INCLUDING  THE  REPORT OF ITS
INDEPENDENT PUBLIC ACCOUNTANTS.  UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY
WILL  FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S  1997
FORM 10-K AND FORM 10-K/A-1 AS FILED WITH THE SEC UNDER THE SECURITIES EXCHANGE
ACT OF 1934 (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO AND A
LIST BRIEFLY  DESCRIBING THE EXHIBITS THERETO).  STOCKHOLDERS SHOULD DIRECT ANY
REQUEST TO THE COMPANY, 3146 GOLD CAMP DRIVE, RANCHO CORDOVA, CALIFORNIA 95670,
ATTENTION:  CHARLES DE B. GRIFFITHS, SECRETARY.



                           THERMOGENESIS CORP.

                           By Order of the Board of Directors



                           Charles de B. Griffiths, Secretary

Rancho Cordova, California


                                -17-

                                   EXHIBIT A

                              THERMOGENESIS CORP.
                          1998 EQUITY INCENTIVE PLAN

                               As Adopted Februa
                               February 2, 1998


          1. PURPOSE.   The  purpose  of  this Plan is to provide incentives to
attract,  retain  and motivate eligible persons  whose  present  and  potential contributions are important  to  the success of the Company by offering them an opportunity to participate in the  Company's  future performance through awards
of Options, Restricted Stock and Stock Bonuses.   Capitalized terms not defined
in the text are defined in Section 23.

          2. SHARES SUBJECT TO THE PLAN.

          2.1 NUMBER OF SHARES AVAILABLE.  Subject  to Sections 2.2 and 18, the
total number of Shares reserved and available for grant  and  issuance pursuant to  this Plan will be 798,000 Shares.  Subject to Sections 2.2 and  18,  Shares
that  (a)  are  subject  to issuance upon exercise of an Option but cease to be subject to such Option for  any  reason other than exercise of such Option; (b)
are subject to an Award granted hereunder  but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued  will  again  be available for
grant  and issuance in connection with future Awards under this Plan.   At  all
times, the  Company  shall  reserve  and  keep available a sufficient number of
Shares  as shall be required to satisfy the  requirements  of  all  outstanding
Options granted  under  this Plan and all other outstanding but unvested Awards granted under this Plan.

          2.2  ADJUSTMENT   OF  SHARES.   In  the  event  that  the  number  of
outstanding Shares is changed  by  a  stock  dividend,  recapitalization, stock split,  reverse  stock  split,  subdivision,  combination, reclassification  or similar change in the capital structure of the  Company  without consideration, then (a) the number of Shares reserved for issuance under  this  Plan,  (b) the
Exercise Prices of and number of Shares subject to outstanding Options, and (c)
the  number  of  Shares  subject  to  other  outstanding  Awards  will  be prth applicable  securities laws; PROVIDED, HOWEVER, that fractions of a Share  will not be issued  but  will either be replaced by a cash payment equal to the Fair
Market Value of such  fraction  of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

          3. ELIGIBILITY.  ISOs (as  defined in Section 5 below) may be granted only to employees (including officers  and directors who are also employees) of
the  Company.   All  other  Awards  may  be  granted  to  employees,  officers, directors, consultants, independent contractors  and  advisors  of the Company;
PROVIDED, such consultants, contractors and advisors render bona  fide services in connection with the Company's operations.  A person may be granted more than one Award under this Plan.

          4. ADMINISTRATION.

          4.1  COMMITTEE  AUTHORITY.   This  Plan will be administered  by  the
Committee  or by the Board acting as the Committee.   Subject  to  the  general
purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee  will  have  full  power  to  implement  and carry out this Plan.
Without limitation, the Committee will have the authority to:

          (a)construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

          (b)prescribe, amend and rescind rules and regulations relating to this Plan;

          (c)select persons to receive Awards;

                                      A-1

          (d)determine the form and terms of Awards;

          (e)determine the number of Shares or other consideration subject to Awards;

          (f)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company;

          (g)grant waivers of Plan or Award conditions;

          (h)determine the vesting, exercisability and payment of Awards;

          (i)correct  any  defect,  supply  any  omission  or   reconcile   any
            inconsistency in this Plan, any Award or any Award Agreement;

          (j)determine whether an Award has been earned; and

          (k)make all other determinations necessary or advisable for the administration of this Plan.

          4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

          4.3 COMMITTEE MEMBERS. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan.

          5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSO"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Committeedelivered to the Participant within a reasonable time after the granting of the Option.

          5.3 EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option
Agreement governing such Option; PROVIDED, HOWEVER, that no Option will be exercisable after the expiration of five (5) years from the date the Option is granted; and PROVIDED FURTHER that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                              A-2

          5.4  EXERCISE  PRICE.   The  Exercise  Price  of  an  Option  will be
determined by the Committee when the Option is granted and may be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant;  PROVIDED, that: (i) the Exercise Price of an ISO will be not less  than one hundred  percent  (100%) of the Fair Market Value of the Shares on the date of grant; and (ii) the  Exercise  Price  of  any  ISO  granted to a Ten Percent
Shareholder will not be less than one hundred ten percent  (110%)  of  the Fair
Market  Value  of  the  Shares  on  the  date of grant.  Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

          5.5 METHOD OF EXERCISE.  Options may be exercised only by delivery to the  Company  of  a  written  stock option exercise  agreement  (the  "Exercise
Agreement") in a form approved by the Committee (which need not be the same for
each  Participant),  stating  the   number   of  Shares  being  purchased,  the
restrictions imposed on the Shares purchased under  such Exercise Agreement, if any,  and  such  representations  and  agreements regarding  the  Participant's investment intent and access to information  and  other matters, if any, as may be  required or desirable by the Company to comply with  applicable  securities laws,  together  with  payment  in full of the Exercise Price for the number of
Shares being purchased.

          5.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

           (a)If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's
            Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

            (b)If  the  Participant  is Terminated because of the Participant's death  or Disability (or the  Participant  dies  within  three  (3)
            months after  a Termination other than because of the Participant's death  or  Disability),  then  the  Participant's  Options  may  be exercised only  to  the  extent  that  such Options would have been exercisable by the Participant on the Termination  Date and must be
            exercised   by   the   Participant   (or  the  Participant's  legal
            representative or authorized assignee)  no  later  than twelve (12)
            months after the Termination Date (or such shorter or  longer  time period  not  exceeding  five  (5) years as may be determined by the
            Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination  is  for any reason other than  the  Participant's death or Disability, or (ii)  twelve  (12)
            months after  the  Termination Date when the Termination is for the
            Participant's death  or  Disability,  deemed to be an NQSO), but in any event no later than the expiration date of the Options.

          (c)If a Participant is determined by the  Board  to have committed an act  of  theft,  embezzlement,  fraud, dishonesty or  a  breach  of fiduciary  duty  to  the  Company,  neither  the  Participant,  the
            Participant's estate nor such other person  who  may  then hold the
            Option shall be entitled to exercise any Option with respect to any
            Shares  whatsoever,  after Termination of service, whether  or  not after Termination of service  the  Participant  may receive payment from the Company for vacation pay, for services rendered  prior  to
            Termination, for services rendered for the day on which Termination occurs,  for  salary  in lieu of notice, or for any other benefits.
            In making such determination,  the Board shall give the Participant
            an  opportunity  to  present  to  the   Board   evidence   on  such
            Participant's   behalf.    For   the  purpose  of  this  paragraph,
            Termination of service shall be deemed  to  occur  on the date when the  Company  dispatches  notice or advice to the Participant  that such Participant's service is terminated.

          5.7 LIMITATIONS ON EXERCISE.   The Committee may specify a reasonable
minimum number of Shares that may be purchased  on  any  exercise of an Option, provided  that  such  minimum  number  will  not  prevent the Participant  from exercising  the  Option for the full number of Shares  for  which  it  is  then exercisable.

          5.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable

                                   A-3

for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company) will not exceed
One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars
($100,000),  then  the  Options  for  the  first One Hundred  Thousand  Dollars
($100,000) worth of Shares to become exercisn  excess  of  One Hundred Thousand
Dollars ($100,000) that become exercisable in that calendar year will be NQSOs.
In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding
Options without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise
Price.

          5.10 NO DISQUALIFICATION.   Notwithstanding  any  other  provision in
this  Plan, no term of this Plan relating to ISOs will be interpreted,  amended or altered,  nor  will  any  discretion or authority granted under this Plan be exercised, so as to disqualify  this  Plan  under  Section  422 of the Code or, without the consent of the Participant affected, to disqualify  any  ISO  under
Section 422 of the Code.

          6.  RESTRICTED  STOCK.   A  Restricted Stock Award is an offer by the
Company to sell to an eligible person Shares  that are subject to restrictions.
The Committee will determine to whom an offer will  restrictions  to  which the
Shares  will  be  subject, and all other terms and conditions of the Restricted
Stock Award, subject to the following:

          6.1 FORM OF RESTRICTED STOCK AWARD.  All purchases under a Restricted
Stock Award made pursuant  to this Plan will be evidenced by an Award Agreement
("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2 PURCHASE PRICE.  The Purchase Price of Shares sold pursuant  to a
Restricted Stock Award will be determined by the Committee and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten
Percent Shareholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

          6.3 RESTRICTIONS.   Restricted  Stock  Awards will be subject to such
restrictions (if any) as the Committee may impose.   The  Committee may provide
for the lapse of such restrictions in installments and may  accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

          7. STOCK BONUSES

          7.1  AWARDS  OF STOCK BONUSES.  A Stock Bonus is an award  of  Shares
(which may consist of Restricted  Stock)  for services rendered to the Company.

                                A-4

A Stock Bonus may be awarded for past services already rendered to the Company, pursuant to an Award Agreement (the "Stock  Bonus  Agreement")  that will be in such  form  (which need not be the same for each Participant) as the  Committee will from time  to  time  approve,  and  will comply with and be subject to the terms  and  conditions  of  this  Plan.  A Stock  Bonus  may  be  awarded  upon satisfaction of such performance goals  as  are  set  out  in  advance  in  the
Participant's   individual   Award  Agreement  (the  "Performance  Stock  Bonus
Agreement") that will be in such  form  (which  need  not  be the same for each
Participant) as the Committee will from time to time approve,  and  will comply with  and  be subject to the terms and conditions of this Plan.  Stock  Bonuses may vary from  Participant  to  Participant and between groups of Participants, and  may  be  based  upon the achievement  of  the  Company  and/or  individual performance factors or upon such other criteria as the Committee may determine.

          7.2 TERMS OF  STOCK  BONUSES.   The Committf the Stock Bonus is being
earned upon the satisfaction of performance  goals  pursuant  to  a Performance
Stock Bonus Agreement, then the Committee will determine (a) the nature, length and starting date of any period during which performance is to be measured (the
"Performance  Period  ")  for  each Stock Bonus; (b) the performance goals  and criteria to be used to measure the  performance,  if  any;  (c)  the  number of
Shares that may be awarded to the Participant; and (d) the extent to which such
Stock   Bonuses   have  been  earned.   Performance  Periods  may  overlap  and
Participants may participate  simultaneously with respect to Stock Bonuses that are subject to different Performance  Periods  and  different performance goals
and  other  criteria.   The  number  of  Shares may be fixed  or  may  vary  in
accordance with such performance goals and criteria as may be determined by the
Committee.  The Committee may adjust the performance  goals  applicable  to the
Stock  Bonuses  to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact  of  extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3 FORM OF PAYMENT.  The earned portion of a Stock Bonus may be paid currently or on a deferred  basis with such interest or dividend equivalent, if
any, as the Committee may determine.   Payment may be made in the form of cash,
whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee determines.

          7.4  TERMINATION DURING PERFORMANCE  PERIOD.   If  a  Participant  is
Terminated during  a  Performance  Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent  earned  as  of  the  Termination Date in accordance  with  the Performance Stock Bonus Agreement, unless  the  Committee determines otherwise.

      8.  PAYMENT FOR SHARE PURCHASES.

          8.1 PAYMENT.   Payment for Shares purchased pursuant to this Plan may
be made in cash (by check)  or, where expressly approved for the Participant by the Committee and where permitted by law:

       (a)  by cancellation of indebtedness of the Company to the Participant;

           (b)by surrender of shares that either: (i) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

       (c)  by tender of a full recourse  promissory  note having such terms as may be approved by the Committee and bearing  interest  at  a  rate sufficient  to  avoid  imputation  of income under Sections 483 and
            1274 of the Code; PROVIDED, HOWEVER,  that Participants who are not employees  or  directors of the Company will  not  be  entitled  to
            purchase  Shares   with  a  promissory  note  unless  the  note  is
            adequately secured by collateral other than the Shares;

       (d) by waiver of compensation due or accrued to the Participant for services rendered;

                                     A-5

       (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

          (1)     through a "same day sale" commitment from the Participant and a  broker-dealer that is a member of the National Association
                  of  Securities   Dealers   (an  "NASD  Dealer")  whereby  the
                  Participant irrevocably elects  to exercise the Option and to sell  a portion of the Shares so purchased  to  pay  for  the
                  Exercise  Price,  and  whereby  the  NASD  Dealer irrevocably commits upon receipt of such Shares to forward  the  Exercise
                  Price directly to the Company; or

          (2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

      (f)  by any combination of the foregoing.

          8.2 LOAN GUARANTEES.  The  Committee may help the Participant pay for
Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

      9.  WITHHOLDING TAXES.

            9.1 WITHHOLDING GENERALLY.   Whenever  Shares  are  to be issued in
satisfaction  of  Awards  granted under this Plan, the Company may require  the
Participant to remit to the  Company  an  amount sufficient to satisfy federal, state and local tax withholding requirements  prior  to  the  delivery  of  any
certificate  or  certificates  for  such  Shares.   Whenever,  under this Plan,
payments in satisfaction of Awards are to be made in cash, such  payments  will be  net  of  an  amount  sufficient  to  satisfy  federal,  state and local tax withholding requirements.

          9.2   STOCK  WITHHOLDING.   When,  under  applicable  tax   laws,   a
Participant incurs  tax liability in connection with the exercise or vesting of any Award that is subject  to  tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant  to  satisfy  the minimum withholding tax obligation  by  electing to have the Company withhold from  the  Shares  to  be issued that number  of  Shares  having a Fair Market Value equal to the minimum amount required to be withheld, determined  on  the date that the amount of tax
to  be  withheld  is to be determined (the "Tax Date").   All  elections  by  a
Participant to have Shares withheld for this purpose will be made in accordance with the requirements  established by the Committee and be in writing in a form acceptable to the Committee.

      10. PRIVILEGES OF STOCK OWNERSHIP.

          10.1 VOTING AND  DIVIDENDS.   No  Participant  will  have  any of the
rights of a shareholder with respect to any Shares until the Shares are  issued
to   the  Participant.   After  Shares  are  issued  to  the  Participant,  the
Participant will be a shareholder and have all the rights of a shareholder with respect  to  such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; PROVIDED, that if such Shares  are  Restricted  Stock,  then  any new, additional or different securities the Participant may become entitled to  receive with respect to such
Shares by virtue of a stock dividend, stock split or  any  other  change in the corporate  or  capital  structure  of  the Company will be subject to the  same
restrictions  as  the  Restricted  Stock;  and   PROVIDED,  FURTHER,  that  the
Participant  will  have  no  right  to  retain such stock  dividends  or  stock distributions with respect to Shares that  are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2  FINANCIAL  STATEMENTS.   The  Company  will  provide  financial
statements to each Participant prior to such Participant's  purchase  of Shares under  this  Plan,  and  to  each  Participant  annually during the period such
Participant has Awards outstanding; PROVIDED, HOWEVER,  the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                                   A-6

      11. TRANSFERABILITY.  Awards granted under this Plan,  and  any  interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than  by will  or  by  the  laws  of  descent and distribution or as consistent with the
Specific Plan and Award Agreement  provisions  relating  thereto.   During  the
lifetime  of  the  Participant  an  Award  will  be  exercisable  only  by  the
Participant, and any elections with respect to an Award may be made only by the
Participant.

      12. RESTRICTIONS  ON  SHARES.   At  the  discretion of the Committee, the
Company may reserve to itself and/or its assignee(s)  in  the Award Agreement a right to repurchase a portion of or all Unvested Shares held  by  a Participant following  such Participant's Termination at any time within ninety  (90)  days after the later  of the Participant's Termination Date and the date Participant purchases Shares under  this  Plan,  for  cash  and/or cancellation of purchase money indebtedness, at the Participant's Exercise  Price  or Purchase Price, as
the case may be.

      13. CERTIFICATES.   All  certificates  for  Shares  or  other  securities
delivered  under  this  Plan  will  be  subject to such stock transfer  orders, legends  and  other  restrictions  as  the  Committee  may  deem  necessary  or advisable,  including  restrictions  under  any applicable  federal,  state  or foreign securities law, or any rules, regulations and other requirements of the
SEC or any stock exchange or automated quotation  system  upon which the Shares may be listed or quoted.

      14. ESCROW;  PLEDGE  OF  SHARES.   To  enforce  any  restrictions   on  a
Participant's Shares, the Committee may require the Participant to deposit  all
certificates   representing   Shares,  together  with  stock  powers  or  other
instruments of transfer approved  by  the  Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated,  and the Committee may cause a  legend  or  legends  referencing  such  restrictions to  be  placed  on  the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase  of  Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such  Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may  require or accept other or additional forms of collateral  to  secure  the payment  of  such  obligation  and,  in  any  event, the Company will have full recourse against the Participant under the promissory  note notwithstanding any pledge of the Participant's Shares or other collateral.  In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will  from  time to time
approve.   The  Shares purchased with the promissory note may be released  from the pledge on a pro rata basis as the promissory note is paid.

      15. EXCHANGE  AND  BUYOUT  OF  AWARDS.  The Committee may, at any time or from time to time, authorize the Company,  with  the  consent of the respective
Participants,   to  issue  new  Awards  in  exchange  for  the  surrender   and
cancellation of any  or  all outstanding Awards.  The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares
(including Restricted Stock)  or  other  consideration, based on such terms and conditions as the Committee and the Participant may agree.

      16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance  with  all  applicable federal and state securities laws, rules and regulations of any governmental  body, and the requirements of any stock exchange or automated quotation system upon which the
Shares may then be listed or quoted, as they are in effect on the date of grant
of   the   Award   and  also  on  the  date  of  exercise  or  other  issuance.
Notwithstanding any  other  provision  in  this  Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to
(a)  obtaining  any  approvals  from  governmental agencies  that  the  Company
determines  are  necessary  or  advisable;   and/or   (b)   completion  of  any
registration or other qualification of such Shares under any  state  or federal laws  or  rulings  of  any governmental body that the Company determines to  be
necessary or advisable.   The  Company  will be under no obligation to register
the  Shares  with  the  SEC  or  to effect compliance  with  the  registration, qualification or listing requirements  of  any  state  securities  laws,  stock exchange  or automated quotation system, and the Company will have no liability for any inability or failure to do so.

      17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

                                 A-7

      18. CORPORATE TRANSACTIONS.

            18.1  ASSUMPTION OR REPLACEMENT OF AWARDS  BY  SUCCESSOR.   In  the
event of (a) a dissolution  or  liquidation  of  the  Company,  (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation  of the Company in a different jurisdiction, or other transaction in which there is no  substantial  change  in  the  shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation,  which assumption will be binding on all
Participants), (c) a merger in which the  Company  is the surviving corporation but  after  which  the shareholders of the Company immediately  prior  to  such merger (other than any  shareholder  that  merges,  or  which  owns or controls another corporation that merges, with the Company in such merger)  cease to own their  shares  or  other  equity  interest  in the Company, or (d) the sale  of substantially all of the assets of the Company,  any  or all outstanding Awards may be assumed, converted or replaced by the successor  corporation  (if  any),
which   assumption,   conversion   or   replacement  will  be  binding  on  all
Participants.   In the alternative, the successor  corporation  may  substitute
equivalent  Awards   or   provide   substantially   similar   consideration  to
Participants  as  was provided to shareholders (after taking into  account  the existing provisions  of the Awards).  The successor corporation may also issue, in place of outstanding  Shares  of  the  Company  held  by  the  Participants,
substantially   similar   shares   or  other  property  subject  to  repurchase
restrictions  no  less  favorable  to the  Participants.   In  the  event  such
successor corporation (if any) refuses  to  assume  or  substitute  Awards,  as provided  above,  pursuant  to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

          18.2 OTHER TREATMENT  OF  AWARDS.   Subject  to  any  greater  rights
granted  to Participants under the foregoing provisions of this Section 18,  in the event  of  the occurrence of any transaction described in Section 18.1, any outstanding Awards  will  be treated as provided in the applicable agreement or plan of merger, consolidation,  dissolution,  liquidation,  sale  of  assets or other "corporate transaction."

          18.3 ASSUMPTION OF AWARDS BY THE COMPANY.  The Company, from  time to time,  also  may  substitute  or  assume  outstanding awards granted by another company, whether in connection with an acquisition  of  such  other  company or otherwise,  by either (a) granting an Award under this Plan in substitution  of such other company's  award;  or  (b)  assuming  such  award  as if it had been granted under this Plan if the terms of such assumed award could  be applied to an  Award  granted  under this Plan.  Such substitution or assumption  will  be permissible if the holder  of  the substituted or assumed award would have been eligible to be granted an Award  under  this  Plan  if  the  other  company had applied the rules of this Plan to such grant.  In the event the Company assumes an  award  granted  by another company, the terms and conditions of such  award will remain unchanged (EXCEPT that the exercise price and the number and nature of  Shares  issuable  upon  exercise  of  any  such  option  will  be  adjusted
appropriately pursuant  to  Section  424(a)  of  the  Code).   In the event the
Company  elects to grant a new Option rather than assuming an existing  option, such new Option may be granted with a similarly adjusted Exercise Price.

      19. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; PROVIDED, HOWEVER, that (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to
Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

      20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This
Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California, excluding its conflict of laws rules.

                                 A-8

      21. AMENDMENT OR  TERMINATION  OF  PLAN.   The  Board  may  at  any  time
terminate  or  amend  this  Plan  in  any respect, including without limitation amendment of any form of Award Agreement  or instrument to be executed pursuant to this Plan; PROVIDED, HOWEVER, that the Board  will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or  the  regulations promulgated thereunder as such provisions apply to ISO plans or (if the  Company is subject to  the  Exchange  Act  or Section 16(b) of the Exchange Act) pursuant  to  the
Exchange Act or Rule 16b-3 (or its successor), as amended, respectively.

      22. NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the
Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

       23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

          23.1. "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          23.2. "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          23.3.  "Board" means the Board of Directors of the Company.

          23.4.  "Code" means the Internal Revenue Code of 1986, as amended.

          23.5. "Committee" means the Compensation Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

          23.6.    "Company"  means  THERMOGENESIS  CORP.  or   any   successor
corporation.

          23.7.   "Disability"   means   a  disability,  whether  temporary  or
permanent, partial or total, within the meaning  of  Section  22(e)(3)  of  the
Code, as determined by the Committee.

          23.8. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          23.9. "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          23.10. "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a)           if  such  Common  Stock  is  then  quoted on the Nasdaq
                        National  Market,  its  closing  price  on  the  Nasdaq
                        National  Market  on  the  date  of  determination   as
                        reported in THE WALL STREET JOURNAL;

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE
                        WALL STREET JOURNAL;

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange,

                                A-9

                        the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET
                        JOURNAL; or

          (e)           if  none  of  the  foregoing  is  applicable,   by  the
                        Committee in good faith.

          23.11. "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

          23.12. "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or
(d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; PROVIDED, HOWEVER, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside
Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

          23.13. "Option" means an award of an option to purchase Shares pursuant to Section 5.

          23.14. "Participant" means a person who receives an Award under this Plan.

          23.15. "Plan" means this THERMOGENESIS CORP. Equity Incentive Plan, as amended from time to time.

            23.16. "Restricted Stock Award" means an award of Shares pursuant to Section 6.

          23.17.  "SEC" means the Securities and Exchange Commission.

          23.18. "Securities Act" means the Securities Act of 1933, as amended.

          23.19. "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

          23.20. "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          23.21. "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee;
PROVIDED, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.
In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

          23.22. "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

            23.23. "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                  A-10

                                THERMOGENESIS CORP.
                  3146 Gold Camp Drive, Rancho Cordova, CA  95670

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip H. Coelho and Charles de B. Griffiths, and each of them, as proxies with the power to appoint his or her or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of THERMOGENESIS CORP. ("the Company"), held of record by the undersigned on December 8, 1997, at the Annual Meeting of Stockholders to be held on February 2, 1998, at 10:00 a.m. (PST), at the Sheraton Hotel, located at 11211 Point East Drive, Rancho Cordova, California
95742, and at any and all adjournments thereof.

1.    Election of Directors.

FOR all nominees listed below _____   WITHOUT AUTHORITY ____
(except as marked to the contrary below)  (to vote for all Nominees below)

(INSTRUCTIONS:  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY INDIVIDUAL NOMINEE,
STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Philip H. Coelho Charles de B. Griffiths Hubert Huckel
Patrick McEnany James Godsey


2.    Approval of the Equity Incentive Plan.

          FOR _______ AGAINST _________ ABSTAIN _____

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, including adjournment.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER  DIRECTED
      HEREIN  BY  THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS
      PROXY WILL BE VOTED FOR PROPOSALS  1, AND 2, AND IN THE DISCRETION OF THE
      PROXIES FOR ANY OTHER MATTER THAT IS PRESENTED.

Please  sign  exactly as your name appears on  the  share  certificates.   When
shares are held  by joint tenants, both should sign.  When signing as attorney, executor, administrator,  trustee  or guardian, please give full title as such.
If a corporation, please sign in full  corporate  name  by  president  or other
authorized  officer.   If  a  partnership,  please  sign in partnership name by
authorized person.



          __________________________________ __________________________________
          Name (Print)                       Name (Print) (if held jointly)


Dated:   __________________________________  __________________________________
         Signature                           Signature (if held jointly)


         __________________________________  _________________________________


         __________________________________  _________________________________
         (Address)                           (Address)




I will ___ will not ___
attend the meeting.

PLEASE MARK, SIGN, DATE  AND  RETURN  THE  PROXY  PROMPTLY  USING  THE ENCLOSED
ENVELOPE.

